Exhibit 32.1 to 2005 10-Q

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended September 30, 2005 of Convergys Corporation (the “Company”), as filed with the Securities and Exchange Commission on November 4, 2005 (the “Report”), I, James F. Orr, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James F. Orr
James F. Orr
Chief Executive Officer

November 4, 2005